UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1:	Report(s) to Shareholders.

Annual Report  |  March 31, 2019
Laudus® U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.
Subadviser
BlackRock Investment Management, LLC
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/laudusfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-447-3332.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-447-3332.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended March 31, 2019
Laudus U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	12.78%
Russell 1000® Growth Index	12.75%
Performance Details	pages 6-8
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s return would have been lower. This return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
From the President

Jonathan de St. Paer
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
Recent months provided a stark reminder that market trends can reverse quickly. The stock market declines that dominated the headlines in the late stages of 2018 became a backstory this year to a broad-based recovery that saw most equity positions not only make up lost ground, but deliver solid returns over the 12 months ended March 31, 2019.
At Charles Schwab Investment Management, we often talk about the importance of diversification, creating a long-term investing plan, and sticking to it. This is because trying to time the markets can be a losing strategy for most investors. However, we also recognize it can be tempting to veer from that plan when markets fluctuate. We believe that for most investors it is better to hold a portfolio that’s diversified and has a level of risk that’s comfortable for them so that they can stay focused on their long-term financial goals. That’s why we seek to offer products and solutions that suit a range of risk appetites and can provide diversification.
Actively managed funds such as the Laudus U.S. Large Cap Growth Fund play an important role in fulfilling that objective. At Charles Schwab Investment Management, we believe that portfolios can benefit from incorporating a mix of passively and actively managed funds. Active funds can at times help to navigate the market’s ups and downs, providing downside protection, and even generating outperformance as prices recover. An active manager’s breadth of capabilities and depth of experience across market cycles play a big part in delivering these benefits, and that’s why we partner with leading third-party subadvisers that we believe can offer specialized products or expertise.
BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, has a unique and disciplined approach for investing in U.S. large-cap stocks. It starts with identifying business models that have the potential to generate high returns on invested capital and replicate their success globally. The BlackRock portfolio management team searches for companies that have a distinct competitive advantage, such as a dominant market position or technological edge. Then, the team assembles a mix of companies that have different business models and sources of growth, as well as diverse valuations.
The Laudus U.S. Large Cap Growth Fund is just one example of our commitment to providing products that meet investors’ needs. Charles Schwab Investment Management has become one of the largest and most experienced asset managers in the industry not by offering more choices than

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
From the President (continued)

“ On April 1, 2019, I transitioned into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
our competitors, but by providing carefully developed products that can help simplify decision-making. This is a cornerstone of our investing philosophy—and will continue to be.
On April 1, 2019, I transitioned into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, I believe Marie deserves particular credit. As Chief Executive Officer for over eight years, Marie provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to support investors in meeting their investment objectives. It’s been my privilege to be part of the great team Marie built.
I look forward to furthering our organization’s important mission. As we encounter ups and downs in the investment environment, it becomes even more important to serve our investors to the best of our ability. At Charles Schwab Investment Management we seek to offer products that help investors build portfolios that serve their needs, even during the more uncertain stretches in the market.
Thank you for investing with Charles Schwab Investment Management. For more information about the Laudus U.S. Large Cap Growth Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changes since the report date.
Charles Schwab Investment Management, Inc. and BlackRock Investment Management, LLC are unaffiliated entities.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
The Investment Environment

For the 12-month reporting period ended March 31, 2019, U.S. equity markets generated positive returns. Stable economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs in late September and early October, despite escalating trade tensions and rising interest rates. During the fourth quarter of 2018, volatility spiked and stocks fell steeply, particularly in December, more than erasing the period’s earlier gains and driving major indices to near–bear market territory as investor anxiety rose amid concerns about the pace of future interest rate hikes despite low inflation, falling oil prices, slowing international growth, and concerns about trade negotiations with China. However, as the Federal Reserve (Fed) put interest rate hikes on hold, a strong rebound in the first quarter of 2019 brought U.S. stocks back above their early-December levels, albeit below their previous October highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 9.50%. U.S. large-cap stocks outperformed small-caps, with the Russell 2000® Index returning 2.05%. Among large-cap stocks, growth stocks significantly outperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 12.75% and 5.67%, respectively.
The U.S. economy exhibited stable growth for much of the reporting period as it entered its tenth year of expansion, buoyed by a combination of tax reform early in the reporting period, strong corporate earnings, and still-positive financial conditions. Toward the end of 2018 the U.S. economy showed signs of slowing. U.S. gross domestic product (GDP) grew at an annual rate of 2.2% in the fourth quarter of 2018, down from 4.2% and 3.4% in the second and third quarters, respectively. Seasonally adjusted nonfarm payrolls were steady, and unemployment remained low. Even amid a tight labor market and growing economy, inflation fell during the period, primarily due to lower energy prices, and wage growth remained in check. Consumer confidence, which hit an 18-year high in October, the highest since 2000, fell for the subsequent three months before rebounding in February and March against the backdrop of the market’s rally and the end of the 35-day partial government shutdown that began in late December and extended through late January.
Despite continuing low levels of inflation, the Fed raised the federal funds rate by 0.25% three times during the reporting period—in June, September and December. At its January and March meetings, the Fed left rates unchanged and dialed back its projections for further rate hikes in 2019 as growth slowed and inflation remained in check. Fed rates ended the reporting period in a target range of 2.25% to 2.50%. Over the reporting period, the Fed continued its program to reduce the size of its balance sheet, although in March it indicated its intention to slow the reduction. As of the end of the reporting period, the Fed’s balance sheet stood at just under $4 trillion, down from $4.5 trillion when the program was announced in June 2017.
Among sectors in the Russell 1000® Growth Index, all sectors, except the Energy sector, posted a positive return for the reporting period. The Real Estate sector was the strongest performer supported by favorable demand and supply drivers and a more dovish Fed. Recovering from its steep sell-off in late 2018, the Information Technology sector was also a strong performer supported by solid balance sheets with large cash balances and relatively low debt. While the Energy sector was the only sector that lost ground for the reporting period, the Utilities and Financials sectors were also relatively weak.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund as of March 31, 2019

The Laudus U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. For the 12-month reporting period ended March 31, 2019, U.S. equity markets generated positive returns. Stable economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs in late September and early October, despite escalating trade tensions and rising interest rates. During the fourth quarter of 2018, volatility spiked and stocks fell steeply, particularly in December, more than erasing the period’s earlier gains and driving major indices to near–bear market territory. At the same time, investor anxiety rose amid concerns about the pace of future interest rate hikes despite low inflation, falling oil prices, slowing international growth, and concerns about trade negotiations with China. However, as the Federal Reserve put interest rate hikes on hold, a strong rebound in the first quarter of 2019 brought U.S. stocks back above their early-December levels, albeit below their previous October highs. Among sectors in the Russell 1000® Growth Index, all sectors, except the Energy sector, posted a positive return for the reporting period.
Performance. The fund returned 12.78% for the 12-month reporting period ended March 31, 2019. For performance comparisons, the fund uses the Russell 1000® Growth Index (the index), which returned 12.75% for the same period.
Positioning and Strategies. Over the reporting period, overall stock selection contributed to the fund’s outperformance relative to the index, although some decisions to over- or underweight certain stocks or sectors detracted from relative performance.
From a sector perspective, the Healthcare, Industrials, and Information Technology sectors were the largest contributors to relative performance. Within the Healthcare sector, stock selection drove positive results. Notably, overweight positions in Boston Scientific Corp., Align Technology, Inc. and UnitedHealth Group Inc. and an underweight to AbbVie, Inc. were key contributors during the period. The second key contributor to relative performance was stock selection in the Industrials sector, where an overweight position in CoStar Group, Inc. contributed to relative performance. The fund’s relative performance also benefitted because the fund did not hold FedEx Corp. during the period. Lastly, stock selection in the Information Technology sector contributed to relative performance, led by Brazilian e-commerce giant, MercadoLibre, Inc., which was a non-index stock. Overweights to Visa, Inc. (Class A) and ServiceNow, Inc., which outperformed during the year, also contributed.
The largest detractor over the reporting period was the Communication Services sector, where stock selection drove underperformance largely as a result of Tencent Holdings Ltd. (ADR), which was a non-index stock. Stock selection in the Consumer Staples sector also detracted from relative returns, driven by an overweight to Constellation Brands, Inc. (Class A).
Other notable individual detractors during the reporting period include NVIDIA Corp., Activision Blizzard, Inc., and Booking Holdings Inc.
Due to a combination of portfolio trading activity and market movement during the reporting period, active positioning within the Healthcare and Financials sectors saw the largest changes. Within the Healthcare sector, the fund shifted from being underweight to the sector to being overweight to the sector, largely due to an increased allocation to healthcare equipment and supplies. In contrast, the fund shifted from being overweight to the Financials sector to being underweight to the sector over the reporting period. This positioning change was driven by a reduced allocation to banks and diversified financial services.
Fund Characteristics
Number of Securities[1]	54
Weighted Average Market Cap (millions)	$248,597
Price/Earnings Ratio (P/E)	34.43
Price/Book Ratio (P/B)	7.79
Portfolio Turnover (One year trailing)	53%
Fund Overview
Fund
Inception Date	10/14/1997 *
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$21.31
Management views and portfolio holdings may have changed since the report date.
*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	Short-term investments are not included.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2019

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical Investment (March 31, 2009 – March 31, 2019)1

Average Annual Total Returns
Fund and Inception Date	1 Year	5 Years	10 Years
Laudus U.S. Large Cap Growth Fund (10/14/97)[1]	12.78%	13.68%	18.00%
Russell 1000® Growth Index	12.75%	13.50%	17.52%
Fund Expense Ratio[2]: 0.76%

Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of the fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	The Laudus U.S. Large Cap Growth Fund was launched on 7/13/09. The fund was formerly known as UBS U.S. Large Cap Growth Fund. The performance and returns prior to 7/13/09 reflect the returns of UBS U.S. Large Cap Growth Fund, Class Y Shares.
[2]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2019 (continued)

Sector Weightings % of Equities
Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2018 and held through March 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 10/1/18	Ending Account Value (Net of Expenses) at 3/31/19	Expenses Paid During Period 10/1/18-3/31/19[2]
Laudus U.S. Large Cap Growth Fund
Actual Return	0.77%	$1,000.00	$ 987.00	$3.81
Hypothetical 5% Return	0.77%	$1,000.00	$1,021.06	$3.88

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days of the period, and divided by the 365 days of the fiscal year.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Statements
Financial Highlights
	4/1/18– 3/31/19	4/1/17– 3/31/18	4/1/16– 3/31/17	4/1/15– 3/31/16	4/1/14– 3/31/15
Per-Share Data
Net asset value at beginning of period	$20.47	$18.12	$15.76	$17.22	$18.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.00 [2]	0.00 [2]	(0.01)	(0.01)
Net realized and unrealized gains (losses)	2.35	4.99	2.63	(0.37)	2.44
Total from investment operations	2.37	4.99	2.63	(0.38)	2.43
Less distributions:
Distributions from net realized gains	(1.53)	(2.64)	(0.27)	(1.08)	(3.40)
Net asset value at end of period	$21.31	$20.47	$18.12	$15.76	$17.22
Total return	12.78%	28.52%	16.85%	(2.50%)	14.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.75%	0.75% [3]	0.76%	0.75%	0.77%
Gross operating expenses	0.75%	0.75% [3]	0.76%	0.75%	0.77%
Net investment income (loss)	0.07%	0.01% [3]	0.03%	(0.04%)	(0.06%)
Portfolio turnover rate	53%	49%	73%	82%	102%
Net assets, end of period (x 1,000)	$2,250,995	$1,953,049	$1,667,059	$1,969,169	$2,171,783

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The ratio of net operating expenses and gross operating expenses would have been 0.76% and 0.76%, respectively, and the ratio of net investment income would have been less than 0.005%, excluding a custody out-of-pocket fee reimbursement from the custodian.

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings as of March 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 30 days after the end of the calendar quarter on the fund’s website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 0.8%
Tesla, Inc. *	62,253	17,422,125

Banks 0.4%
First Republic Bank	87,225	8,762,624

Capital Goods 5.7%
Honeywell International, Inc.	139,373	22,149,157
Roper Technologies, Inc.	90,465	30,936,316
The Boeing Co.	129,569	49,420,208
Xylem, Inc.	328,205	25,941,323
		128,447,004

Commercial & Professional Services 3.4%
CoStar Group, Inc. *	126,935	59,205,023
TransUnion	256,165	17,122,068
		76,327,091

Consumer Durables & Apparel 1.1%
NIKE, Inc., Class B	294,835	24,828,055

Consumer Services 1.3%
Domino’s Pizza, Inc.	112,550	29,049,155

Diversified Financials 3.6%
CME Group, Inc.	208,693	34,346,694
S&P Global, Inc.	215,488	45,370,998
		79,717,692

Food, Beverage & Tobacco 2.5%
Constellation Brands, Inc., Class A	324,334	56,865,480

Health Care Equipment & Services 11.8%
Align Technology, Inc. *	172,388	49,015,080
Becton, Dickinson & Co.	151,165	37,750,435
Boston Scientific Corp. *	1,124,330	43,151,785
Centene Corp. *	568,863	30,206,625
Intuitive Surgical, Inc. *	66,101	37,715,909
UnitedHealth Group, Inc.	273,229	67,558,603
		265,398,437

Materials 2.8%
Linde plc	19,276	3,391,227
The Sherwin-Williams Co.	74,646	32,150,778
Vulcan Materials Co.	236,632	28,017,229
		63,559,234

Security	Number of Shares	Value ($)
Media & Entertainment 13.0%
Alphabet, Inc., Class A *	61,495	72,372,851
Electronic Arts, Inc. *	337,652	34,315,573
Facebook, Inc., Class A *	161,201	26,870,595
IAC/InterActiveCorp *	137,067	28,799,147
Netflix, Inc. *	195,306	69,638,307
Tencent Holdings Ltd. ADR	1,328,108	61,066,406
		293,062,879

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
Illumina, Inc. *	108,773	33,794,683
IQVIA Holdings, Inc. *	100,926	14,518,205
Novartis AG ADR	211,664	20,349,377
Vertex Pharmaceuticals, Inc. *	150,731	27,726,968
Zoetis, Inc.	212,606	21,403,046
		117,792,279

Real Estate 1.7%
SBA Communications Corp. *	196,057	39,144,741

Retailing 12.8%
Alibaba Group Holding Ltd. ADR *	114,286	20,851,481
Amazon.com, Inc. *	110,380	196,559,185
Booking Holdings, Inc. *	7,138	12,455,168
Burlington Stores, Inc. *	72,809	11,407,714
MercadoLibre, Inc. *	91,851	46,635,508
		287,909,056

Semiconductors & Semiconductor Equipment 3.6%
ASML Holding N.V.	226,107	42,519,421
NVIDIA Corp.	97,731	17,548,578
Xilinx, Inc.	168,702	21,389,727
		81,457,726

Software & Services 27.6%
Adobe Systems, Inc. *	211,078	56,250,176
Autodesk, Inc. *	185,081	28,839,322
Intuit, Inc.	224,814	58,768,628
Mastercard, Inc., Class A	392,115	92,323,477
Microsoft Corp.	944,902	111,441,742
PayPal Holdings, Inc. *	398,942	41,426,137
PTC, Inc. *	119,966	11,058,466
salesforce.com, Inc. *	424,478	67,224,581
ServiceNow, Inc. *	186,013	45,850,344
Visa, Inc., Class A	685,702	107,099,795
		620,282,668

Technology Hardware & Equipment 0.6%
Keysight Technologies, Inc. *	155,312	13,543,206

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings as of March 31, 2019 (continued)

Security	Number of Shares	Value ($)
Transportation 1.7%
Union Pacific Corp.	224,864	37,597,261
Total Common Stock
(Cost $1,532,850,070)		2,241,166,713

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.39% (a)	26,048,843	26,048,843
Total Other Investment Company
(Cost $26,048,843)		26,048,843
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,241,166,713	$—	$—	$2,241,166,713
Other Investment Company[1]	26,048,843	—	—	26,048,843
Total	$2,267,215,556	$—	$—	$2,267,215,556
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Assets and Liabilities

As of March 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $1,558,898,913)		$2,267,215,556
Receivables:
Investments sold		12,752,074
Fund shares sold		2,446,477
Foreign tax reclaims		209,085
Dividends		102,848
Prepaid expenses	+	32,468
Total assets		2,282,758,508
Liabilities
Payables:
Investments bought		28,925,054
Sub-accounting and sub-transfer agent fees		196,252
Fund shares redeemed		1,216,266
Investment adviser fees		1,166,489
Accrued expenses	+	259,204
Total liabilities		31,763,265
Net Assets
Total assets		2,282,758,508
Total liabilities	–	31,763,265
Net assets		$2,250,995,243
Net Assets by Source
Capital received from investors		1,430,353,512
Total distributable earnings[1]		820,641,731

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,250,995,243		105,609,628		$21.31

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Operations

For the period April 1, 2018 through March 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $196,753)		$17,877,432
Expenses
Investment adviser fees		13,540,139
Sub-accounting and sub-transfer agent fees		1,894,388
Transfer agent fees		341,818
Shareholder reports		116,279
Accounting and administration fees		92,564
Registration fees		92,418
Professional fees		75,574
Independent trustees’ fees		72,765
Custodian fees		58,622
Other expenses	+	29,081
Total expenses	–	16,313,648
Net investment income		1,563,784
Realized and Unrealized Gains (Losses)
Net realized gains on investments		180,429,852
Net realized losses on foreign currency transactions	+	(3,356)
Net realized gains		180,426,496
Net change in unrealized appreciation (depreciation) on investments	+	59,760,870
Net realized and unrealized gains		240,187,366
Increase in net assets resulting from operations		$241,751,150

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	4/1/18-3/31/19		4/1/17-3/31/18
Net investment income		$1,563,784	$211,442
Net realized gains		180,426,496	177,848,425
Net change in unrealized appreciation (depreciation)	+	59,760,870	266,025,112
Increase in net assets from operations		241,751,150	444,084,979
Distributions to Shareholders1
Total distributions		($153,592,514)	($223,214,604)

Transactions in Fund Shares
		4/1/18-3/31/19		4/1/17-3/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,323,265	$622,927,288	19,592,935	$398,082,826
Shares reinvested		7,071,796	130,191,763	9,937,601	190,503,813
Shares redeemed	+	(26,208,925)	(543,331,811)	(26,119,021)	(523,466,983)
Net transactions in fund shares		10,186,136	$209,787,240	3,411,515	$65,119,656
Shares Outstanding and Net Assets
		4/1/18-3/31/19		4/1/17-3/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		95,423,492	$1,953,049,367	92,011,977	$1,667,059,336
Total increase	+	10,186,136	297,945,876	3,411,515	285,990,031
End of period[2]		105,609,628	$2,250,995,243	95,423,492	$1,953,049,367
[1]	For the period ended March 31, 2018, the fund distributed to shareholders $223,214,604 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period — Net assets of the fund had no undistributed net investment income at March 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Laudus U.S. Large Cap Growth Fund  |  Annual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Financial Notes

1. Business Structure of the Fund:
Laudus U.S. Large Cap Growth Fund is the only series of Laudus Trust (the trust) organized April 1, 1988, a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act).
The Laudus U.S. Large Cap Growth Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund invests in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
Effective November 5, 2018, the fund adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of March 31, 2019 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2019, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
•   Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
•   Management Risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s subadviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
•   Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
•   Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
•   Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (Advisory Agreement) between CSIM and the trust. BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:
Average daily net assets
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
For the period ended March 31, 2019, the aggregate net advisory fee paid to CSIM was 0.63% for the fund, as a percentage of the fund’s average daily net assets.
CSIM (not the fund) pays a portion of the advisory fees it receives to BlackRock in return for its services.
Shareholders Services
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, “service providers”) that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis. The sub-accounting and sub-transfer agency fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the fund will pay no more than 0.10% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
CSIM has contractually agreed, until at least July 30, 2020, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of March 31, 2019:
Schwab Target 2020 Fund	0.0%*
Schwab Target 2025 Fund	0.3%
Schwab Target 2030 Fund	1.0%
Schwab Target 2035 Fund	0.7%
Schwab Target 2040 Fund	2.2%
Schwab Target 2045 Fund	0.4%
Schwab Target 2050 Fund	0.4%
Schwab Target 2055 Fund	0.3%
Schwab Target 2060 Fund	0.0%*
Schwab Balanced Fund	3.2%
*	Less than 0.05%

5. Board of Trustees:
The trust’s Board oversees the general conduct of the trust and the fund.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended March 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$1,229,200,222	$1,126,347,791

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)

8. Federal Income Taxes:
As of March 31, 2019, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$1,562,060,240
Gross unrealized appreciation	$722,610,897
Gross unrealized depreciation	(17,455,581)
Net unrealized appreciation (depreciation)	$705,155,316
As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,559,402
Undistributed long-term capital gains	113,927,013
Net unrealized appreciation (depreciation) on investments	705,155,316
Total	$820,641,731
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2019, the fund had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$12,609,088
Long-term capital gains	140,983,426
Prior period distributions
Ordinary income	$17,834,505
Long-term capital gains	205,380,099
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of March 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Laudus Trust and Shareholders of Laudus U.S. Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Laudus U.S. Large Cap Growth Fund (the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Other Federal Tax Information (unaudited)

For corporate shareholders, 39.57% of the fund dividends distributions paid during the fiscal year ended March 31, 2019, qualify for the corporate dividends received deduction.
For the fiscal year ended March 31, 2019, the fund designates $5,396,016 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $140,983,426 as long-term capital gain dividends for the fiscal year ended March 31, 2019.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 98 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	98	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	98	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	98	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	98	None

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	98	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	98	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	98	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	98	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	98	Director (2012 – present), Eaton

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	98	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	98	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	98	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
Glossary

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Weighted Average Market Cap  A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Laudus U.S. Large Cap Growth Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Laudus Funds® direct investors:    1-800-447-3332
© 2018 Laudus Funds. All rights reserved.

Laudus U.S. Large Cap Growth Fund  |  Annual Report

Notes

Laudus U.S. Large Cap Growth Fund
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

The Laudus Funds®
Laudus® U.S. Large Cap Growth Fund
Laudus International MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Laudus Funds
1-877-824-5615

Printed on recycled paper.

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MFR55508-09
00228897

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of one series which has a fiscal year-end of March 31, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the one operational series during 2019 and each of the four operations series during 2018, based on their respective 2019 and 2018 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018
$38,844	$188,071	$0	$0	$4,605	$38,079	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2019: $4,605	2018: $	38,079

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date: May 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date: May 17, 2019

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: May 17, 2019